                                              ----------------------------

                                                          [LOGO]
                                                 EquiTrust Series Fund, Inc.
                                             SEMI-ANNUAL REPORT
                                             JANUARY 31, 1999

                                             INVESTMENT MANAGER AND
                                             PRINCIPAL UNDERWRITER

                                             EQUITRUST INVESTMENT
                                             MANAGEMENT SERVICES, INC.

                                             5400 UNIVERSITY AVENUE
                                             WEST DES MOINES, IA 50266

                                               1-800-247-4170 (OUTSIDE IOWA)
                                               1-800-422-3175 (IN IOWA)
                                                     225-5586 (DES MOINES)

                                               This report is not to be
                                               distributed unless preceded or
                                               accompanied
                                               by a prospectus.

                                          737-027(99)

PRESIDENT'S LETTER

Dear Shareholder:

    For the six-month period ending January 31, 1999, the S&P 500 was up 15.05% on a total return basis, and the Dow Jones Industrial Average (DJIA) was up 6.03%. During the same six-month period, the Russell 2000 small cap index rose by 2.40%. The total returns for the period were 8.43% for long-term Treasury bonds and 6.48% for high-grade corporate bonds.

    Demonstrating amazing resilience, the U.S. economy expanded at a 6.1% annual rate in the fourth quarter of 1998, following a 3.7% annual rate of gain in the third quarter. The consumer price index (CPI) rose only 1.6% during 1998. Therefore, the inflation-adjusted or "real" Fed Funds rate was 4.75% minus 1.6%
(CPI), or 3.15%, leading some to argue that the Fed is still quite restrictive. Moreover, core CPI (excluding food and energy costs) rose 2.5% during 1998, implying a much lower real rate. The dramatic decline in energy prices along with numerous other commodities is unlikely to be sustained. If energy and food prices stabilize, the outlook for overall consumer prices could deteriorate.

    In response to the spreading global financial turmoil and the absence of any obvious domestic inflationary pressures, the Federal Reserve chose to ease in three quarter-point increments during the second half of 1998. The direction of the next rate change remains subject to debate.

    At the recent Humphrey-Hawkins testimony before Congress, Federal Reserve Chairman Greenspan discussed both downside and upside risks to the economy in 1999. The continued low level of unemployment and depletion of available workers were noted as a "critical upside risk to the inflation outlook because it presumably cannot continue for very much longer without putting increasing pressure on labor markets and costs." He also mentioned the widening trade deficit and resultant exchange rate risk as possible catalysts to higher prices.

    Downside risks to the economy exist on a number of fronts. Instability may still result from events such as the Brazilian devaluation and continued economic weakness in Japan. Potentially developing weakness in the few remaining areas of strength such as Europe may impair our exports. Capacity utilization has begun to decline in the U.S. (80.9% as of December 1998 vs. 83.4% a year earlier), which may lead to a reduction in capital spending. Overvaluation heightens the risk of a stock market correction here in the U.S., which could dampen consumer confidence. Greenspan noted that "in light of all these risks, monetary policy must be poised to move quickly in either direction should we perceive imbalances and distortion developing that could undermine the economic expansion."

    A recovery in demand growth outside the U.S. will be necessary, since the U.S. cannot continue as the "consumer of last resort" forever. Our 1998 trade deficit surpassed the record yearly amount achieved in 1987. Such imbalances could ultimately create dislocations in our economy as well.

    The following paragraphs describe how the various EquiTrust Series Fund Portfolios are being positioned and where we see value that has developed as a result of recent financial market volatility.

    The Value Growth and Managed comments are from Roger F. Grefe, CFA, Investment Management Vice President. The High Grade Bond and High Yield Bond comments are from Robert J. Rummelhart, CFA, Fixed Income Vice President.

    VALUE GROWTH: The Value Growth Portfolio's performance suffered badly for the six months ending January 31, 1999. Our return of -20.08% is in stark contrast to the S&P 500 return of +15.05%. Our recent performance has been distressing and disappointing for all the shareholders and us as well. We had not envisioned an environment with such a large divergence of optimism and pessimism relating to different categories of stock: e.g. small companies vs. large, energy vs. technology, internet vs. the rest of the market, top 10 S&P 500 stocks vs. bottom 10 S&P 500 stocks and S&P top 20 vs. NYSE average.

    We have had a long-standing emphasis on a fairly concentrated list of value stocks, resulting in a portfolio that can behave very differently from the stock market as a whole. We have seen other periods when the Value Growth Portfolio's returns diverged significantly--sometimes positively and other times negatively--from those of the overall market. Although we try to be very careful and disciplined about the prices we pay for shares of businesses, we understand that virtually ANY company's share price may fall 20-30% at any time. However, it remains highly unlikely that all companies' share prices will fall 20-30% or more at the same time, without company-specific negative developments, except during world crises. As investors, we are faced with an unprecedented increase in market volatility, including a tremendous decline in smaller company stocks and energy issues.

    For example, Santa Fe International, priced at $13, is a debt-free drilling company recently selling for approximately 40% of the estimated value of its drilling rigs (replacement cost). All of the drilling stocks are going begging in this market environment, while Internet stocks, with no earnings, and no prospect of earnings, sell at market valuations exceeding the valuations of solid businesses with well defined prospects (as can be seen in the chart below).

                      MARKET VALUE      PE                       MARKET VALUE     PE
INTERNET ISSUES         OF STOCK       RATIO        ISSUE          OF STOCK      RATIO
--------------------  -------------   -------   --------------   -------------   -----
America Online, Inc.  $84 bil         388X      GTE                 $ 59 bil      27X
Yahoo                 $33 bil         4485X     Texaco              $ 26 bil      27X
Amazon.com, Inc.      $20 bil         n/a       Wendy's             $3.3 bil      28X
EBay                  $20 bil         8142X     Pioneer H.B.        $4.2 bil      23X
Lycos, Inc.           $4.3 bil        n/a       Meredith            $1.3 bil      20X

    Fed Chairman Greenspan has suggested that the activity of Internet stock traders may best be compared to the purchase of lottery tickets. These investors are willing to wildly overpay for these stocks, against staggering odds. While the Internet is a true business revolution, the stocks are priced for eternity.

    This divergence between value and momentum has widened even further due to many investors' tendencies to chase performance, i.e. buying the most recent top ten performing funds. Many of the "value" funds that have been lagging behind have had to liquidate equity investments in attractively priced stocks in order to meet shareholder redemptions. Our shareholders have stayed the course and we appreciate that. We believe those shareholders who value a value-oriented investment strategy will be rewarded for their perseverance.

    Dramatic differences can be demonstrated by looking at 1998 price performance of all publicly traded stocks based on market capitalization tiers, instead of weighted indices, such as the S&P 500. We believe this is more representative of all publicly traded stocks, from those over $20 billion in size (about 100 companies), to those with market caps under $250 million (over 5000 companies).

                                                    1998 UNWEIGHTED
CAPITALIZATION TIER                                   PERFORMANCE
--------------------------------------------------  ---------------
7 - 20 billion....................................        25.9%
5 - 20 billion....................................         6.2%
2 - 5 billion.....................................        (6.1)%
250 million - 2 billion...........................       (16.6)%
< 250 million.....................................       (24.1)%

    SOURCE: SALOMON SMITH BARNEY

    Throughout the last 75 years of stock market history, we see that prolonged periods of small company stock relative underperformance have eventually been followed by long periods of strong performance. It is impossible to predict when these changes will occur.

    The past 2 1/2 years have been unprecedented, as big company stocks, selling at extremely high valuations, have gone up while small company stocks (selling significantly below their true business value) continue to go down, or not recover. A value investor can't help but see the tremendous long-term opportunities being borne out of this two-tier market.

    Our stock selection is geared to finding attractive companies at reduced prices and that strategy simply got run over by the "big-names-at-any-price" mentality that has seized the market this year. Similar investment sentiment also prevailed in the early seventies when investors flocked to large, well-known stocks. The stocks traded at very high multiples while the rest of the market languished. Eventually those "Nifty-Fifty" stocks were crushed in the bear market of 1973 - 1974.

    We continue to believe that despite the overall market's current fascination with large stocks, most notably technology stocks, there are better buys (with price declines of 30-80%) to be found among equities other than the largest 50 companies ("Nifty Fifty"). Despite a lack of current investor support for anything but these "mega" companies, which may last indefinitely, we believe that many of our current holdings are worth twice their current market quote, particularly if evaluated as to what a "rational" business owner would pay for the entire business. Merger activity may accelerate for these companies because of their attractive prices, although any acquisitions will probably not occur in straight-line fashion. Our relative performance, positive or negative, will not either. Investing, contrary to accepted opinion, is not a straight-line business.

    As Warren Buffett states in Berkshire Hathaway's 1990 annual report:

        "Investors who expect to be ongoing buyers of investments throughout their lifetimes should adopt a similar attitude toward market fluctuations; instead many illogically become euphoric when stock prices rise and unhappy when they fall. They show no such confusion in their reaction to food prices. Knowing they are forever going to be buyers of food, they welcome falling prices and deplore price increases."

    Although we strive to provide attractive risk-adjusted returns for our shareholders, there will inevitably be periods of time when the portfolio will not meet these expectations for all involved. It is during these periods when we must remain committed to our goal of diligently looking for the best stock values. Our strategy of taking significant positions in companies that are out of favor with the "crowd" requires patience. Successful long-term investors don't follow the crowd. And right now the "crowd" is making a mad dash to exit energy and small-cap stocks while we have been shopping for bargains.

We're determined to stay the course and encourage shareholders to do the same. Over the long term, the benefits of this approach should become apparent.

    By continuing to focus on "value" and "growth" at a reasonable price, we hope to enhance the Portfolio's future returns. We derive comfort from the empirical knowledge that the fundamental financial characteristics of the stocks we own have in the past produced attractive returns over long periods of time. The mettle of an investment strategy is not proven in a year or even a period of years. We urge our fellow shareholders in the Value Growth Portfolio to maintain a long-term focus. We believe that the Value Growth Portfolio can serve as a valid option to a diversified portfolio of other stock funds, bond funds, and reserves, chosen in proportions consistent with your goals, time horizon, and tolerance for the increased volatility of the global financial markets. We believe success is found in thoughtfully constructing an investment plan and sticking with it.

    The preface to Benjamin Graham's SECURITY ANALYSIS contains this quote from Horace's ARS POETICA: "Many shall be restored that now are fallen and many shall fall that are now in honor." The long-term prospects for the businesses we have invested in remain strong and we are continuing to identify and invest in well-managed businesses at reasonable prices.

    The Value Growth Portfolio has tax loss carryforwards of over $34 million. For existing shareholders, or any new shareholders buying into the Portfolio that have taxable accounts, these tax loss carryforwards will offset any gains up to an equal amount. This means that any future gains the Portfolio may realize will not be distributed and taxed at the shareholder level. Efforts will be made to fully utilize the capital loss carryforwards.

    HIGH GRADE BOND: Treasury yields declined dramatically over our six-month reporting period. For example, the 2-, 10- and 30-year Treasury issues yielded 5.48%, 5.49% and 5.71%, respectively, as of July 31, 1998 and 4.57%, 4.65% and
5.09% as of January 29, 1999.

    This decline in Treasury yields was the result of a massive "flight to quality" due to concerns over Asian and Latin American economic turmoil, the Russian financial crisis, hedge fund solvency and the lack of liquidity in most fixed-income investments except Treasury issues. These concerns, which produced historically low Treasury rates, also created historically wide spread levels on corporate and mortgage-backed securities.

    Overall, we feel that the best returns going forward will be found in issues that pay additional yield for taking on credit and/or prepayment risk. We have increased our exposure to GNMA securities and will look to add more corporate issues if attractive spreads can be found. Our duration has increased slightly with the addition of GNMA purchases but still remains below the duration of the Lehman Brothers Aggregate Index. As a result, our returns should continue to lag those of more aggressive funds in both up and down markets.

    HIGH YIELD BOND: During the past six months, the high yield bond market underperformed the high grade corporate bond market. The greater yields available on high yield bonds were not enough to offset the widening of spreads in high yield issues that took place over this period. According to the DLJ High Yield Index, the average high yield spread was 409 basis points during the second quarter of 1998 compared to 626 basis points at the end of January 1999.

    The Portfolio produced very good relative returns during this difficult period due to our lower exposure to high yield issues. Given the current wider spreads available on high yield issues, we will look to increase our exposure to higher-yielding issues. It appears that we are finally getting more than adequate compensation for taking on credit risk considering current economic conditions.

    MANAGED: The Managed Portfolio emphasizes income with moderate growth potential. Income continues to be of importance in most portfolios, but our goal is to produce income at twice the rate of the dividend yield on the S&P 500, which is currently a miniscule 1.3%, the lowest in history. Growth is a secondary objective, but nevertheless an important component of total return (income + price appreciation). We continue to find investments that should easily equal or better our hurdle rate of 2.6% (1.3% S&P 500 rate X 2).

    We are disappointed in our short-term performance and attribute the bulk of the decline to the energy convertible securities that the Portfolio owned. The convertible bond market suffered extensive declines due to the decimation of small cap stocks, and the overall "flight to quality" for Treasury bonds. Currently we have added some excellent utility companies and non-convertible preferreds at yields of 5-9%. We believe this is a generous yield in comparison to 1.3% on the S&P 500 and 5.17% on a 30-year Treasury note and should generate solid income returns in the future. The Managed Portfolio is uniquely positioned for any investors desiring income and purchasing power protection. There are attractive income and convertible issues as represented by some of our recent purchases of: Healthsouth convertibles, Texaco common, Wendy's convertibles, Sara Lee common, IdaCorp common, Campbell Soup common, and Newell Co. convertibles.

    MONEY MARKET: Treasury bills yield 70 basis points less than a year ago reflecting the 0.75% Fed funds rate cut by the Federal Open Market Committee
(FOMC). These cuts were effected to calm the markets during a liquidity crisis brought on by hedge fund failures. Currently, the targeted Fed funds rate is 4.75% and the discount rate is 4.50%, while a 90-day Treasury bill yields 4.48%. Commercial paper spreads have widened in conjunction with corporate bond spreads, which began sometime in July. We have not increased our commercial paper exposure because agency spreads are also attractive, offering excellent credit quality and liquidity.

    BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio over the past year has reflected that of the large capitalization market sector which it represents. The Blue Chip Portfolio will remain substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

                                               /s/ Edward M. Wiederstein

                                               EDWARD M. WIEDERSTEIN
                                               PRESIDENT

March 10, 1999

                 (This page has been left blank intentionally.)

EQUITRUST SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 1999
(UNAUDITED)

                                               HIGH
                           VALUE GROWTH     GRADE BOND
                             PORTFOLIO      PORTFOLIO
                           -------------   ------------
ASSETS
Investments in
 securities, at value
 (cost -- $85,152,428;
 $14,538,474;
 $12,819,760;
 $45,117,835; $3,953,674;
 and $33,953,357,
 respectively)...........   $ 80,998,294   $ 14,972,675
Cash.....................         20,575          7,102
Receivables:
  Accrued dividends and
   interest..............         67,261        188,107
  Investment securities
   sold..................      1,841,720         10,205
  Prepaid expense and
   other assets..........          2,776          1,475
                           -------------   ------------
Total Assets.............   $ 82,930,626   $ 15,179,564
                           -------------   ------------
                           -------------   ------------
LIABILITIES AND NET
 ASSETS
Liabilities:
  Portfolio securities
   purchased.............   $    949,696   $    700,000
  Capital stock
   purchased.............          5,464          1,750
  Payable to EquiTrust
   Investment Management
   Services, Inc.........         27,674          5,879
  Dividends payable......        150,086         60,100
  Accrued expenses.......         26,969         16,057
                           -------------   ------------
Total Liabilities........      1,159,889        783,786
Net assets applicable to
 outstanding capital
 stock...................     81,770,737     14,395,778
                           -------------   ------------
Total Liabilities and Net
 Assets..................   $ 82,930,626   $ 15,179,564
                           -------------   ------------
                           -------------   ------------
NET ASSET VALUE PER SHARE
Class A: Net Assets......   $ 77,349,750   $ 12,927,765
    Shares issued and
     outstanding.........      8,860,805      1,228,724
    Net asset value per
     share...............   $       8.73   $      10.52
                           -------------   ------------
                           -------------   ------------
Class I: Net Assets......   $  4,420,987   $  1,468,013
    Shares issued and
     outstanding.........        506,585        139,472
    Net asset value per
     share...............   $       8.73   $      10.53
                           -------------   ------------
                           -------------   ------------

SEE ACCOMPANYING NOTES.

                               HIGH
                            YIELD BOND      MANAGED      MONEY MARKET     BLUE CHIP
                            PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                           ------------   ------------   -------------   ------------
ASSETS
Investments in
 securities, at value
 (cost -- $85,152,428;
 $14,538,474;
 $12,819,760;
 $45,117,835; $3,953,674;
 and $33,953,357,
 respectively)...........  $ 12,886,677   $ 42,096,622     $3,953,674    $ 52,563,303
Cash.....................        13,551          3,661          4,848           1,650
Receivables:
  Accrued dividends and
   interest..............       204,496        130,345          2,672          49,756
  Investment securities
   sold..................
  Prepaid expense and
   other assets..........         3,367          1,711          4,140             882
                           ------------   ------------   -------------   ------------
Total Assets.............  $ 13,108,091   $ 42,232,339     $3,965,334    $ 52,615,591
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------
LIABILITIES AND NET
 ASSETS
Liabilities:
  Portfolio securities
   purchased.............
  Capital stock
   purchased.............  $      1,902   $      4,347     $    1,292    $     10,499
  Payable to EquiTrust
   Investment Management
   Services, Inc.........         4,664         23,116          4,208          16,073
  Dividends payable......        58,801        142,615          9,788
  Accrued expenses.......        15,137         14,046          7,888           9,158
                           ------------   ------------   -------------   ------------
Total Liabilities........        80,504        184,124         23,176          35,730
Net assets applicable to
 outstanding capital
 stock...................    13,027,587     42,048,215      3,942,158      52,579,861
                           ------------   ------------   -------------   ------------
Total Liabilities and Net
 Assets..................  $ 13,108,091   $ 42,232,339     $3,965,334    $ 52,615,591
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------
NET ASSET VALUE PER SHARE
Class A: Net Assets......  $ 11,514,340   $ 39,352,645     $3,280,434    $ 48,100,955
    Shares issued and
     outstanding.........     1,124,094      3,803,251      3,280,434       1,126,393
    Net asset value per
     share...............  $      10.24   $      10.35     $     1.00    $      42.70
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------
Class I: Net Assets......  $  1,513,247   $  2,695,570     $  661,724    $  4,478,906
    Shares issued and
     outstanding.........       147,803        260,323        661,724         104,716
    Net asset value per
     share...............  $      10.24   $      10.35     $     1.00    $      42.77
                           ------------   ------------   -------------   ------------
                           ------------   ------------   -------------   ------------

EQUITRUST SERIES FUND, INC.
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1999
(UNAUDITED)

                                            HIGH
                           VALUE GROWTH  GRADE BOND
                            PORTFOLIO     PORTFOLIO
                           ------------  -----------
INVESTMENT INCOME
Dividends................  $    436,362    $ 19,013
Interest.................       948,592     460,191
                           ------------  -----------
Total Investment
 Income..................     1,384,954     479,204
EXPENSES
Paid to EquiTrust
 Investment Management
 Services, Inc.:
 Investment advisory and
  management fees........       215,871      27,448
 Transfer and dividend
  disbursing agent
  fees...................        97,033      17,616
 Distribution fees.......       204,495      30,785
 Administrative service
  fees...................       102,248      15,393
 Accounting fees.........        21,066       3,431
Custodian fees...........        13,486       4,358
Professional fees........        11,210       1,840
Directors' fees and
 expenses................         1,176         192
Reports to
 shareholders............        35,179       4,759
Registration fees........        14,128       6,810
Miscellaneous............        15,179       6,974
                           ------------  -----------
Total Expenses...........       731,071     119,606
Expense Reimbursement....                    (1,209)
Fees paid indirectly.....          (825)       (882)
                           ------------  -----------
Net Expenses.............       730,246     117,515
                           ------------  -----------
Net Investment Income....       654,708     361,689
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss)
 from investment
 transactions............   (34,377,212)    104,823
Change in unrealized
appreciation/depreciation
 of investments..........    18,492,228     (87,126)
                           ------------  -----------
Net Gain (Loss) on
 Investments.............   (15,884,984)     17,697
                           ------------  -----------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........  $(15,230,276)   $379,386
                           ------------  -----------
                           ------------  -----------

SEE ACCOMPANYING NOTES.

                              HIGH
                           YIELD BOND      MANAGED      MONEY MARKET     BLUE CHIP
                            PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                           -----------   ------------   -------------   ------------
INVESTMENT INCOME
Dividends................   $   38,216   $    691,653                   $    352,964
Interest.................      447,156        669,147      $100,049          107,082
                           -----------   ------------   -------------   ------------
Total Investment
 Income..................      485,372      1,360,800       100,049          460,046
EXPENSES
Paid to EquiTrust
 Investment Management
 Services, Inc.:
 Investment advisory and
  management fees........       34,657        129,692         4,778           58,273
 Transfer and dividend
  disbursing agent
  fees...................       19,379         90,302         8,945           65,823
 Distribution fees.......       27,850        101,433         7,906          107,068
 Administrative service
  fees...................       13,925         50,717         3,952           53,534
 Accounting fees.........        3,151         10,808           956           11,655
Custodian fees...........        3,119          3,727         5,048            4,584
Professional fees........        1,700          5,716           500            5,013
Directors' fees and
 expenses................          179            613            52              611
Reports to
 shareholders............        4,553         16,622         1,209           17,308
Registration fees........        7,169         10,395         5,377           12,113
Miscellaneous............        9,795          5,294         1,910            2,551
                           -----------   ------------   -------------   ------------
Total Expenses...........      125,477        425,319        40,633          338,533
Expense Reimbursement....       (3,108)          (639)       (4,056)
Fees paid indirectly.....         (704)          (722)         (709)            (887)
                           -----------   ------------   -------------   ------------
Net Expenses.............      121,665        423,958        35,868          337,646
                           -----------   ------------   -------------   ------------
Net Investment Income....      363,707        936,842        64,181          122,400
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss)
 from investment
 transactions............       69,631     (5,982,949)                      (205,710)
Change in unrealized
appreciation/depreciation
 of investments..........     (236,009)       924,139                      2,355,473
                           -----------   ------------   -------------   ------------
Net Gain (Loss) on
 Investments.............     (166,378)    (5,058,810)                     2,149,763
                           -----------   ------------   -------------   ------------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........   $  197,329   $ (4,121,968)     $ 64,181     $  2,272,163
                           -----------   ------------   -------------   ------------
                           -----------   ------------   -------------   ------------

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                      VALUE GROWTH
                                       PORTFOLIO
                           ----------------------------------
                           SIX MONTHS ENDED      YEAR ENDED
                           JANUARY 31, 1999       JULY 31,
                              (UNAUDITED)           1998
                           -----------------   --------------
OPERATIONS
Net investment income....     $    654,708     $    1,012,376
Net realized gain (loss)
 from investment
 transactions............      (34,377,212)        11,985,876
Change in unrealized
appreciation/depreciation
 of investments..........       18,492,228        (32,362,087)
                           -----------------   --------------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........      (15,230,276)       (19,363,835)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income:
  Class A................         (898,292)        (1,221,206)
  Class I................          (71,933)           (27,684)
Net realized gain from
 investment transactions:
  Class A................                         (16,508,554)
  Class I................                            (353,089)
Distributions in excess
 of net realized gain
 from investment
 transactions:
  Class A................       (4,273,448)
  Class I................         (248,105)
                           -----------------   --------------
Total Dividends and
 Distributions...........       (5,491,778)       (18,110,533)
CAPITAL SHARE
 TRANSACTIONS............        4,760,170         22,221,812
                           -----------------   --------------
Total Increase (Decrease)
 in Net Assets...........      (15,961,884)       (15,252,556)
NET ASSETS
Beginning of period......       97,732,621        112,985,177
                           -----------------   --------------
End of period (including
 undistributed net
 investment income as set
 forth below)............     $ 81,770,737     $   97,732,621
                           -----------------   --------------
                           -----------------   --------------
Undistributed Net
 Investment Income.......     $     37,544     $      353,049
                           -----------------   --------------
                           -----------------   --------------

SEE ACCOMPANYING NOTES.

                                    HIGH GRADE BOND                      HIGH YIELD BOND
                                       PORTFOLIO                            PORTFOLIO
                           ----------------------------------   ----------------------------------
                           SIX MONTHS ENDED      YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                           JANUARY 31, 1999       JULY 31,      JANUARY 31, 1999       JULY 31,
                              (UNAUDITED)           1998           (UNAUDITED)           1998
                           -----------------   --------------   -----------------   --------------
OPERATIONS
Net investment income....     $   361,689      $      647,011      $   363,707      $      665,694
Net realized gain (loss)
 from investment
 transactions............         104,823               4,789           69,631              53,172
Change in unrealized
appreciation/depreciation
 of investments..........         (87,126)             66,274         (236,009)             14,546
                           -----------------   --------------   -----------------   --------------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........         379,386             718,074          197,329             733,412
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income:
  Class A................        (323,021)           (596,349)        (318,277)           (607,470)
  Class I................         (38,668)            (50,662)         (45,430)            (58,224)
Net realized gain from
 investment transactions:
  Class A................         (74,415)                            (106,306)            (65,632)
  Class I................          (8,345)                             (14,055)             (6,891)
Distributions in excess
 of net realized gain
 from investment
 transactions:
  Class A................
  Class I................
                           -----------------   --------------   -----------------   --------------
Total Dividends and
 Distributions...........        (444,449)           (647,011)        (484,068)           (738,217)
CAPITAL SHARE
 TRANSACTIONS............       1,574,199           2,565,189          878,014           3,285,456
                           -----------------   --------------   -----------------   --------------
Total Increase (Decrease)
 in Net Assets...........       1,509,136           2,636,252          591,275           3,280,651
NET ASSETS
Beginning of period......      12,886,642          10,250,390       12,436,312           9,155,661
                           -----------------   --------------   -----------------   --------------
End of period (including
 undistributed net
 investment income as set
 forth below)............     $14,395,778      $   12,886,642      $13,027,587      $   12,436,312
                           -----------------   --------------   -----------------   --------------
                           -----------------   --------------   -----------------   --------------
Undistributed Net
 Investment Income.......     $         0      $            0      $         0      $            0
                           -----------------   --------------   -----------------   --------------
                           -----------------   --------------   -----------------   --------------

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                        MANAGED
                                       PORTFOLIO
                           ----------------------------------
                           SIX MONTHS ENDED      YEAR ENDED
                           JANUARY 31, 1999       JULY 31,
                              (UNAUDITED)           1998
                           -----------------   --------------
OPERATIONS
Net investment income....     $   936,842      $    1,529,466
Net realized gain (loss)
 from investment
 transactions............      (5,982,949)          2,740,231
Change in unrealized
appreciation/depreciation
 of investments..........         924,139          (6,713,655)
                           -----------------   --------------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........      (4,121,968)         (2,443,958)
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income:
    Class A..............        (754,824)         (1,467,303)
    Class I..............         (51,627)            (65,203)
Net realized gain from
 investment transactions:
    Class A..............                          (2,810,723)
    Class I..............                             (63,897)
Distributions in excess
 of net realized gain
 from investment
 transactions:
    Class A..............      (1,862,922)
    Class I..............        (128,871)
                           -----------------   --------------
Total Dividends and
 Distributions...........      (2,798,244)         (4,407,126)
CAPITAL SHARE
 TRANSACTIONS............       2,604,355          12,221,133
                           -----------------   --------------
Total Increase (Decrease)
 in Net Assets...........      (4,315,857)          5,370,049
NET ASSETS
Beginning of period......      46,364,072          40,994,023
                           -----------------   --------------
End of period (including
 undistributed net
 investment income as set
 forth below)............     $42,048,215      $   46,364,072
                           -----------------   --------------
                           -----------------   --------------
Undistributed Net
 Investment Income.......     $   131,741      $        1,350
                           -----------------   --------------
                           -----------------   --------------

SEE ACCOMPANYING NOTES.

                                     MONEY MARKET                          BLUE CHIP
                                       PORTFOLIO                           PORTFOLIO
                           ---------------------------------   ----------------------------------
                           SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                           JANUARY 31, 1999      JULY 31,      JANUARY 31, 1999       JULY 31,
                              (UNAUDITED)          1998           (UNAUDITED)           1998
                           -----------------   -------------   -----------------   --------------
OPERATIONS
Net investment income....      $   64,181      $     105,196      $   122,401      $      188,270
Net realized gain (loss)
 from investment
 transactions............                                            (205,710)            224,325
Change in unrealized
appreciation/depreciation
 of investments..........                                           2,355,473           3,823,328
                           -----------------   -------------   -----------------   --------------
Net Increase (Decrease)
 in Net Assets Resulting
 from Operations.........          64,181            105,196        2,272,164           4,235,923
DIVIDENDS AND
 DISTRIBUTIONS TO
 SHAREHOLDERS FROM
Net investment income:
    Class A..............         (54,318)           (90,846)        (175,962)           (139,294)
    Class I..............          (9,863)           (14,350)         (29,314)             (4,830)
Net realized gain from
 investment transactions:
    Class A..............                                            (186,035)            (22,251)
    Class I..............                                             (16,900)               (681)
Distributions in excess
 of net realized gain
 from investment
 transactions:
    Class A..............
    Class I..............
                           -----------------   -------------   -----------------   --------------
Total Dividends and
 Distributions...........         (64,181)          (105,196)        (408,211)           (167,056)
CAPITAL SHARE
 TRANSACTIONS............         741,150            735,292        3,685,142          13,098,493
                           -----------------   -------------   -----------------   --------------
Total Increase (Decrease)
 in Net Assets...........         741,150            735,292        5,549,095          17,167,360
NET ASSETS
Beginning of period......       3,201,008          2,465,716       47,030,766          29,863,406
                           -----------------   -------------   -----------------   --------------
End of period (including
 undistributed net
 investment income as set
 forth below)............      $3,942,158      $   3,201,008      $52,579,861      $   47,030,766
                           -----------------   -------------   -----------------   --------------
                           -----------------   -------------   -----------------   --------------
Undistributed Net
 Investment Income.......      $        0      $           0      $     6,118      $       88,993
                           -----------------   -------------   -----------------   --------------
                           -----------------   -------------   -----------------   --------------

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
JANUARY 31, 1999
(UNAUDITED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
COMMON STOCKS (90.26%)
---------------------------
  BUSINESS SERVICES (2.13%)
  Inprise Corp..........................      100,000(1) $   512,500
  Man Power, Inc........................       49,800      1,226,325
                                                         ------------
                                                           1,738,825
  CHEMICALS AND ALLIED PRODUCTS (7.31%)
  Johnson & Johnson.....................       30,000      2,550,000
  Procter & Gamble Co...................       20,000      1,817,500
  Twinlab Corp..........................       31,500(1)     393,750
  Valspar Corp..........................       35,000      1,216,250
                                                         ------------
                                                           5,977,500
  COMMUNICATIONS (4.36%)
  Commonwealth Telephone Enterprise.....       70,000(1)   2,213,750
  GTE Corp..............................       20,000      1,350,000
                                                         ------------
                                                           3,563,750
  DEPOSITORY INSTITUTIONS (4.26%)
  Glacier Bancorp, Inc..................        1,900         42,987
  Household International, Inc..........       40,000      1,757,500
  U. S. Bancorp.........................       50,000      1,684,375
                                                         ------------
                                                           3,484,862
  ELECTRIC, GAS AND SANITARY SERVICES (6.07%)
  Helmerich & Payne.....................       40,000        702,500
  Matrix Service Co.....................      504,000(1)   2,268,000
  Northern States Power Co..............       74,050      1,994,722
                                                         ------------
                                                           4,965,222
  FOOD AND KINDRED PRODUCTS (11.06%)
  Campbell Soup Co......................       67,000      3,144,813
  Interstate Bakers.....................       70,000      1,719,375
  Pepsi Co., Inc........................       60,000      2,343,750
  Philip Morris Companies, Inc..........       20,000        940,000
  Sara Lee Corp.........................       35,000        892,500
                                                         ------------
                                                           9,040,438
  FOOD STORES (3.69%)
  Albertson's, Inc......................       20,000      1,220,000
  Casey's General Store.................      133,000      1,795,500
                                                         ------------
                                                           3,015,500

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
  HOLDING AND OTHER INVESTMENT OFFICES (.96%)
  Wintrust Financial Corp...............       47,750(1) $   787,875
  INDUSTRIAL MACHINERY & EQUIPMENT (.89%)
  Oceaneering International, Inc........       26,600(1)     256,025
  Petroleum Geo - Svcs ADR..............       35,000(1)     472,500
                                                         ------------
                                                             728,525
  INSTRUMENTS & RELATED PRODUCTS (1.27%)
  Allied Healthcare Products............       30,500(1)      61,000
  Eastman Kodak Company.................       15,000        980,625
                                                         ------------
                                                           1,041,625
  INSURANCE CARRIERS (6.03%)
  Danielson Holding Corp................      167,200(1)     752,400
  Mony Group, Inc.......................       44,500(1)   1,246,000
  NAC RE Corp...........................       28,000      1,368,500
  Transatlantic Holdings, Inc...........       20,850      1,562,447
                                                         ------------
                                                           4,929,347
  LUMBER AND WOOD PRODUCTS (3.43%)
  Hon Industries........................      137,660      2,804,822
  METAL MINING (6.19%)
  Barrick Gold Corp.....................      200,000      3,812,500
  Freeport-McMoran Copper...............       18,200        174,038
  Glamis Gold, Ltd......................      106,750(1)     193,484
  Newmont Mining Corp...................       50,000        884,375
                                                         ------------
                                                           5,064,397
  MISCELLANEOUS MANUFACTURING INDUSTRIES (3.91%)
  Emerson Electric......................       30,000      1,745,625
  Newell Company........................       35,000      1,454,687
                                                         ------------
                                                           3,200,312
  MISCELLANEOUS RETAIL (3.51%)
  Mattel, Inc...........................       50,000      1,134,375
  Southland Corp........................      924,000(1)   1,732,500
                                                         ------------
                                                           2,866,875
  NONDEPOSITORY INSTITUTIONS (4.77%)
  Berkshire Hathaway, Inc...............           60(1)   3,900,000
  NONMETALLIC MINERALS EXCLUDING FUELS (.55%)
  De Beers Cons Mines...................       31,500        448,875

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
  OIL AND GAS EXTRACTION (5.84%)
  Diamond Offshore Drilling.............       15,000    $   345,000
  Evergreen Resources, Inc..............       50,000(1)     775,000
  Transocean Offshore, Inc..............       18,000        460,125
  Veritas DGC, Inc......................      135,000(1)   1,679,063
  Santa Fe International Corp...........      110,000      1,512,500
                                                         ------------
                                                           4,771,688
  PERSONAL SERVICES (3.49%)
  Block (H & R), Inc....................       65,000      2,851,875
  PETROLEUM & COAL PRODUCTS (3.68%)
  Phillips Petroleum....................       35,000      1,351,875
  Texaco, Inc...........................       35,000      1,658,125
                                                         ------------
                                                           3,010,000
  PRINTING AND PUBLISHING (1.18%)
  Belo A.H. Corp........................       51,500        968,844
  TRANSPORTATION BY AIR (1.38%)
  Petroleum Helicopters, Inc. --
   Voting...............................       15,200        250,800
  Petroleum Helicopters, Inc. --
   Non-voting...........................       54,800        876,800
                                                         ------------
                                                           1,127,600
  TRUCKING & WAREHOUSING (1.21%)
  Heartland Express, Inc................       60,000(1)     993,750
  WATER TRANSPORTATION (3.09%)
  American Water Works, Inc.............       85,000      2,523,437
                                                         ------------
Total Common Stocks.....................                  73,805,944
PREFERRED STOCKS (7.25%)
-----------------------------
  EATING & DRINKING PLACES (1.83%)
  Wendy's Financing.....................       28,000      1,501,500
  ELECTRIC GAS & SANITARY SERVICES (.90%)
  Northwestern Capital Finance I........       28,750        734,922
  HOLDING & OTHER INVESTMENT OFFICES (2.17%)
  General Growth Properties, Inc........       73,240      1,776,070
  INSURANCE CARRIERS (.23%)
  Equitable of Iowa Capital.............        7,000        186,375
  MISCELLANEOUS MANUFACTURING INDUSTRIES (2.12%)
  Cyprus Amax Minerals Company..........       50,000      1,731,250
                                                         ------------
Total Preferred Stocks..................                   5,930,117

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                            PRINCIPAL
                                             AMOUNT         VALUE
                                          -------------  ------------
CORPORATE BONDS (1.28%)
----------------------------
  HEALTH SERVICES (1.28%)
  Dura Pharmaceuticals, 3.50%, due
   7/15/02..............................  $ 1,400,000    $ 1,051,750

                                             SHARES
                                              HELD
                                          -------------
SHORT-TERM INVESTMENTS (.26%)
----------------------------------
  MONEY MARKET MUTUAL FUND (.26%)
  Provident Treasury Cash Management....      210,483        210,483
                                                         ------------
Total Investments (99.05%)..............                  80,998,294
OTHER ASSETS LESS LIABILITIES (.95%)
----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                     772,443
                                                         ------------
Total Net Assets (100.00%)..............                 $81,770,737
                                                         ------------
                                                         ------------

(1)  Non-income producing securities.
SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
JANUARY 31, 1999
(UNAUDITED)

                                            SHARES
                                             HELD        VALUE
                                          ----------  -----------
PREFERRED STOCK (3.08%)
---------------------------
  New Plan Realty Trust.................       9,000  $   443,813


                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE BONDS (55.34%)
-----------------------------
  COMMUNICATIONS (2.67%)
  Comcast Cable Communications, Inc.,
   8.50%, due 5/01/27...................  $  300,000      383,868
  DEPOSITORY INSTITUTIONS (5.64%)
  First Bank, N.A., 6.25%, due
   8/15/05..............................     450,000      455,314
  J. P. Morgan & Co., 7.25%, due
   10/01/10.............................     350,000      356,451
                                                      -----------
                                                          811,765
  ELECTRIC, GAS AND SANITARY SERVICES (11.56%)
  National Co-op Services Corp.
   (Arkansas Electric), 9.48%,
   due 1/01/12..........................     550,000      587,053
  Oglethorpe Power (OPC Scherer),
   6.974%, due 6/30/11..................     679,000      708,788
  Western Penn Power Co., 7.875%, due
   12/01/04.............................     360,000      368,604
                                                      -----------
                                                        1,664,445
  FOOD AND KINDRED PRODUCTS (.49%)
  Anheuser-Busch Companies, Inc., 8.50%,
   due 3/01/17..........................      69,000       70,788
  GENERAL MERCHANDISE STORES (3.03%)
  J.C. Penney & Co., 8.25%, due
   8/15/22..............................     400,000      435,560
  HOLDING AND OTHER INVESTMENT OFFICES (7.75%)
  Federal Realty Investment Trust,
   8.875%, due 1/15/00..................     350,000      356,975
  Meditrust, 7.60%, due 9/13/05.........     350,000      311,647
  Washington REIT, 6.898%, due
   2/25/08..............................     450,000      446,305
                                                      -----------
                                                        1,114,927
  INDUSTRIAL MACHINERY & EQUIPMENT (3.82%)
  Thermo Fibertek, 4.50%, due 7/15/04...     650,000      550,316
  NONDEPOSITORY INSTITUTIONS (3.72%)
  Household Finance Co., 7.30%, due
   7/30/12..............................     300,000      315,108
  Security Capital Pacific, 7.20%, due
   3/01/13..............................     225,000      220,797
                                                      -----------
                                                          535,905
  OIL & GAS EXTRACTION (1.72%)
  Burlington Resources, Inc., 9.125%,
   due 10/01/21.........................     200,000      247,626

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT       VALUE
                                          ----------  -----------
  PAPER AND ALLIED PRODUCTS (3.72%)
  Union Camp Corp., 8.625%, due
   4/15/16..............................  $  516,000  $   536,157
  RAILROAD TRANSPORTATION (.42%)
  Union Pacific Corp., 8.50%, due
   1/15/17..............................      58,000       60,335
  TEXTILE MILL PRODUCTS (3.98%)
  Unifi, 6.50%, due 2/01/08.............     550,000      573,458
  TRANSPORTATION BY AIR (4.95%)
  Continental Airlines, Inc., 6.545%,
   due 8/02/20..........................     700,000      712,348
  TRANSPORTATION EQUIPMENT (1.87%)
  Ford Motor Co., 9.215%, due 9/15/21...     200,000      268,478
                                                      -----------
Total Corporate Bonds...................                7,965,976
ASSET-BACKED SECURITIES (.46%)
----------------------------------
  Federal Home Loan Mortgage Corp.,
   10.15%, due 4/15/06..................      66,916       66,939
MORTGAGE-BACKED SECURITIES (32.13%)
------------------------------------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (0.22%)
  Pool # 503442, 9.50%, due 7/01/05.....      29,482       30,596
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA) (31.91%)
  Pool # 236070, 10.00%, due 10/15/12...     572,604      617,158
  Pool # 1512, 7.50%, due 12/20/23......     595,148      613,931
  Pool # 22630, 6.50%, due 8/1/28.......     493,211      498,296
  Pool # 2631, 7.00%, due 8/1/28........     570,986      584,010
  Pool # 2658, 6.50%, due 10/1/28.......     982,845      992,979
  Pool # 2701, 6.50%, due 12/1/28.......   1,000,000    1,010,310
  Pool # 144332, 9.00%, due 7/15/16.....      26,532       28,581
  Pool # 194692, 8.00%, due 5/15/17.....     219,593      231,190
  Pool # 307097, 9.00%, due 7/15/21.....      16,324       17,523
                                                      -----------
                                                        4,593,978
                                                      -----------
Total Mortgage-Backed Securities........                4,624,574
UNITED STATES TREASURY OBLIGATION (3.12%)
------------------------------------------------
  U.S. Treasury Note, 7.25%, due
   8/15/04..............................     400,000      449,892
SHORT-TERM INVESTMENTS (9.88%)
-----------------------------------
  COMMERCIAL PAPER (3.20%)
  IBM Credit Corp., due 2/08/99.........     460,000      460,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT       VALUE
                                          ----------  -----------
  UNITED STATES GOVERNMENT AGENCIES (5.45%)
  Federal Farm Credit Bank, due
   2/08/99..............................  $  500,000  $   499,408
  Federal Home Loan Mtg. Corp., due
   2/08/99..............................     285,000      284,664
                                                      -----------
                                                          784,072

                                            SHARES
                                             HELD
                                          ----------
  MONEY MARKET MUTUAL FUND (1.23%)
  Provident Treasury Cash Management....     177,409      177,409
                                                      -----------
Total Short-Term Investments............                1,421,481
                                                      -----------
Total Investments (104.01%).............               14,972,675
OTHER ASSETS LESS LIABILITIES (-4.01%)
------------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                 (576,897)
                                                      -----------
Total Net Assets (100.00%)..............              $14,395,778
                                                      -----------
                                                      -----------

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO
JANUARY 31, 1999
(UNAUDITED)

                                          PRINCIPAL
                                            AMOUNT        VALUE
                                          ----------   ------------
CORPORATE BONDS (80.97%)
-----------------------------
  AMUSEMENT AND RECREATION SERVICES (1.63%)
  AMF Bowling Worldwide, Inc., 10.875%,
   due 3/15/06..........................   $ 260,000   $    211,900
  APPAREL AND OTHER TEXTILE PRODUCTS (2.24%)
  Dan River, Inc., 10.125%, due
   12/15/03.............................     280,000        291,200
  BUSINESS SERVICES (2.39%)
  Cendant Corporation, 7.75%, due
   12/01/03.............................     300,000        311,157
  CHEMICALS & ALLIED PRODUCTS (1.60%)
  Terra Industries, Inc., 10.5%, due
   6/15/05..............................     200,000        208,000
  COMMUNICATIONS (7.60%)
  Comcast Cable Communications, Inc.,
   8.50%, due 5/01/27...................     350,000        447,846
  Savoy Pictures, 7.00%, due 7/01/03....     550,000        541,750
                                                       ------------
                                                            989,596
  DEPOSITORY INSTITUTIONS (2.72%)
  First Bank, N.A., 6.25%, due
   8/15/05..............................     350,000        354,133
  EATING AND DRINKING PLACES (4.06%)
  Tricon Global Restaurants, Inc.,
   7.65%, due 5/15/08...................     500,000        529,250
  ELECTRIC, GAS AND SANITARY SERVICES (13.84%)
  ESI Tractebel, 7.99%, due 12/30/11....     460,000        453,173
  Gulf States Utilities, 8.94%, due
   1/01/22..............................     400,000        424,724
  Niagara Mohawk Power, 7.875%, due
   4/01/24..............................     500,000        529,945
  Waterford 3 Nuclear Power Plant
   (Entergy Louisiana, Inc.),
   8.09%, due 1/02/17...................     367,180        395,607
                                                       ------------
                                                          1,803,449
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (2.92%)
  Advanced Micro Devices, Inc., 11.00%,
   due 8/01/03..........................     360,000        380,250
  FOOD STORES (1.29%)
  P&C Food Markets, Inc., 11.50%, due
   10/15/01.............................     150,000         72,750
  Penn Traffic Co., 10.25%, due
   2/15/02..............................     200,000         96,000
                                                       ------------
                                                            168,750
  HEALTH SERVICES (3.11%)
  Tenet Healthcare, 7.625%, due
   6/01/08..............................     400,000        405,236

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT        VALUE
                                          ----------   ------------
  HOLDING AND OTHER INVESTMENT OFFICES (15.50%)
  Bradley Operating, L.P., 7.20%, due
   1/15/08..............................   $ 500,000   $    480,325
  Federal Realty Investment Trust,
   7.48%, due 8/15/26...................     600,000        665,076
  Glenborough Properties, 7.625%, due
   3/15/05..............................     250,000        243,467
  Price Development Company, 7.29%, due
   3/11/08..............................     250,000        256,958
  SUSA Partnership, L.P., 8.20%, due
   6/01/17..............................     375,000        373,545
                                                       ------------
                                                          2,019,371
  INSTRUMENTS AND RELATED PRODUCTS (4.85%)
  Thermo Electron Corp., 4.25%, due
   1/01/03..............................     700,000        632,296
  LUMBER AND WOOD PRODUCTS (3.74%)
  Georgia-Pacific Corp., 9.875%, due
   11/01/21.............................     330,000        377,246
  Georgia-Pacific Corp., 9.125%, due
   7/01/22..............................     100,000        109,595
                                                       ------------
                                                            486,841
  MISCELLANEOUS RETAIL (2.37%)
  Eckerd Corp., 9.25%, due 2/15/04......     295,000        308,815
  NONDEPOSITORY INSTITUTIONS (1.85%)
  Macsaver Financial, 7.40%, due
   2/15/02..............................     300,000        241,500
  OIL AND GAS EXTRACTION (2.36%)
  Occidental Petroleum Co., 7.375%, due
   11/15/08.............................     300,000        307,749
  PAPER AND ALLIED PRODUCTS (2.00%)
  Container Corp. of America, 9.75%, due
   4/01/03..............................     250,000        260,000
  REAL ESTATE (3.11%)
  United Dominion Realty Trust, 8.125%,
   due 11/15/00.........................     400,000        405,236
  TRANSPORTATION SERVICES (1.79%)
  Preston Corp., 7.00%, due 5/01/11.....     306,000        233,325
                                                       ------------
Total Corporate Bonds...................                 10,548,054

                                            SHARES
                                             HELD
                                          ----------
PREFERRED STOCK (9.42%)
---------------------------
  DEPOSITORY INSTITUTIONS (2.20%)
  CFB Capital I.........................      11,000        286,000
  HOLDING AND OTHER INVESTMENT OFFICES (7.22%)
  Cameco Corp...........................      24,000        595,500
  New Plan Realty Trust.................       7,000        345,188
                                                       ------------
                                                            940,688
                                                       ------------
Total Preferred Stocks..................                  1,226,688

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH YIELD BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT        VALUE
                                          ----------   ------------
SHORT-TERM INVESTMENTS (8.53%)
-----------------------------------
  UNITED STATES GOVERNMENT AGENCIES (5.40%)
  Federal Home Loan Mortgage Corp., due
   2/08/99..............................   $ 455,000   $    454,464
  Federal Home Loan Mortgage Corp., due
   2/18/99..............................     250,000        249,382
                                                       ------------
                                                            703,846

                                            SHARES
                                             HELD
                                          ----------
  MONEY MARKET MUTUAL FUND (3.13%)
  Provident Treasury Cash Management....     408,089        408,089
                                                       ------------
Total Short-Term Investments............                  1,111,935
                                                       ------------
Total Investments (98.92%)..............                 12,886,677
OTHER ASSETS LESS LIABILITIES (1.08%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                    140,910
                                                       ------------
Total Net Assets (100.00%)..............               $ 13,027,587
                                                       ------------
                                                       ------------

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
JANUARY 31, 1999
(UNAUDITED)

                                            SHARES
                                             HELD            VALUE
                                          ----------      -----------
COMMON STOCKS (22.93%)
---------------------------
  ELECTRIC, GAS AND SANITARY SERVICES (11.94%)
  Citizens Utilities Co., Class B.......      32,578      $   254,516
  Idacorp, Inc..........................      44,000        1,446,500
  Northern States Power Co.
   (Minnesota)..........................      43,000        1,158,312
  Otter Tail Power Co...................      50,000        2,162,500
                                                          -----------
                                                            5,021,828
  FOOD & KINDRED PRODUCTS (7.92%)
  Campbell Soup Co......................      20,000          938,750
  Philip Morris Companies, Inc..........      40,000        1,880,000
  Sara Lee Corp.........................      20,000          510,000
                                                          -----------
                                                            3,328,750
  PETROLEUM & COAL PRODUCTS (3.07%)
  Texaco, Inc...........................      27,300        1,293,338
                                                          -----------
Total Common Stocks.....................                    9,643,916
PREFERRED STOCKS (43.01%)
------------------------------
  DEPOSITORY INSTITUTIONS (10.08%)
  CFB Capital I, Inc....................      67,500        1,755,000
  CFB Capital II, Inc...................       3,960          100,485
  Harris Preferred Capital Group,
   Inc..................................      20,000          506,250
  Taylor Capital Group, Inc.............      72,000        1,876,500
                                                          -----------
                                                            4,238,235
  EATING & DRINKING PLACES (1.83%)
  Wendy's Financing.....................      14,300          766,837
  ELECTRIC, GAS AND SANITARY SERVICES (7.37%)
  Citizens Utilities Trust..............      30,500        1,235,250
  Equitable Resources...................      50,000        1,271,875
  Northwestern Capital Finance, Inc.....      23,200          593,050
                                                          -----------
                                                            3,100,175
  HOLDING AND OTHER INVESTMENT OFFICES (7.49%)
  General Growth Properties, Inc........      90,000        2,182,500
  Wintrust Capital Trust................      37,500(1)       967,969
                                                          -----------
                                                            3,150,469
  INSURANCE CARRIERS (2.57%)
  Equitable of Iowa Capital.............      40,546        1,079,537

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                            SHARES
                                             HELD            VALUE
                                          ----------      -----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES (2.47%)
  Cyprus Amax Minerals Co...............      30,000      $ 1,038,750
  NONDEPOSITORY INSTITUTIONS (4.35%)
  Mediaone Finance Trust................      25,000          653,125
  Newell Financial Trust I..............      22,000(1)     1,177,000
                                                          -----------
                                                            1,830,125
  OIL AND GAS EXTRACTION (4.63%)
  EVI, Inc..............................      40,000(1)     1,225,000
  El Paso Energy Capital Trust, Inc.....      15,000          720,000
                                                          -----------
                                                            1,945,000
  PIPELINES EXCLUDING NATURAL GAS (1.75%)
  Enron Capital.........................      29,200          735,475
  RAILROAD TRANSPORTATION (0.47%)
  Union Pacific Capital Trust...........       4,000          200,000
                                                          -----------
Total Preferred Stocks..................                   18,084,603

                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE BONDS (25.96%)
-----------------------------
  ELECTRIC, GAS AND SANITARY SERVICES (0.32%)
  National Co-op Services Corp.
   (Arkansas Electric),
   9.48%, due 1/01/12...................  $  126,000          134,489
  FOOD AND KINDRED PRODUCTS (0.10%)
  Anheuser-Busch Co., 8.50%, due
   3/01/17..............................      40,000           41,036
  HEALTH SERVICES (7.49%)
  Dura Pharmaceuticals, 3.50%, due
   7/15/02..............................   2,000,000        1,502,500
  Healthsouth Corp., 3.25%, due
   4/01/03..............................     750,000          641,250
  Quantum Healthcare Resources, 4.75%,
   due 10/01/00.........................   1,125,000        1,005,041
                                                          -----------
                                                            3,148,791
  INSURANCE CARRIERS (2.43%)
  NAC RE Corp., 5.25%, due 12/15/02.....   1,000,000        1,019,550
  METAL MINING (2.41%)
  Teck Corp., 3.75%, due 7/15/06........   1,500,000        1,012,500
  NONDEPOSITORY INSTITUTIONS (2.48%)
  Consumer Portfolio Services, Inc.,
   10.50%, due 4/15/04..................   1,600,000        1,044,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                            AMOUNT           VALUE
                                          ----------      -----------
  OIL AND GAS EXTRACTION (7.72%)
  Diamond Offshore Drilling, 3.75%, due
   2/15/07..............................  $1,700,000      $ 1,594,022
  Nabors Industries, Inc., 5.00%, due
   5/15/06..............................   1,700,000        1,652,230
                                                          -----------
                                                            3,246,252
  PETROLEUM AND COAL PRODUCTS (2.93%)
  Trizec Hahn Corp., 3.25%, due
   12/10/18.............................   1,800,000        1,233,036
  RAILROAD TRANSPORTATION (0.08%)
  Union Pacific Corp., SFDEB, 8.50%, due
   1/15/17..............................      33,000           34,329
                                                          -----------
Total Corporate Bonds...................                   10,913,983
SHORT-TERM INVESTMENTS (8.22%)
-----------------------------------
  UNITED STATES GOVERNMENT AGENCIES (7.56%)
  Federal Home Loan Mortgage Corp., due
   2/25/99..............................     710,000          707,595
  Federal National Mortgage Association,
   due 2/05/99..........................   1,475,000        1,473,762
  Federal National Mortgage Association,
   due 2/18/99..........................   1,000,000          997,471
                                                          -----------
                                                            3,178,828

                                            SHARES
                                             HELD
                                          ----------
  MONEY MARKET MUTUAL FUND (.66%)
  Provident Treasury Cash Management....     275,292          275,292
                                                          -----------
Total Short-Term Investments............                    3,454,120
                                                          -----------
Total Investments (100.12%).............                   42,096,622
OTHER ASSETS LESS LIABILITIES (-0.12%)
------------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                      (48,407)
                                                          -----------
Total Net Assets (100.00%)..............                  $42,048,215
                                                          -----------
                                                          -----------

(1)  Non-income producing securities.
SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
January 31, 1999
(Unaudited)

                                     ANNUALIZED
                                      YIELD ON
                                      PURCHASE    PRINCIPAL
                                        DATE        AMOUNT        VALUE
                                     ----------   ----------   -----------
SHORT-TERM INVESTMENTS (100.29%)
--------------------------------------
  COMMERCIAL PAPER (24.22%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance,
     4.84%, due 2/23/99............     4.838%     $ 160,000   $   160,000
    John Deere Capital Corp.,
     4.86%, due 2/04/99............     4.863        145,000       145,000
    Ford Motor Credit Corp., 4.82%,
     due 2/22/99...................     4.818        190,000       190,000
    General Electric Capital Corp.,
     4.87%, due 2/01/99............     4.867        130,000       130,000
    IBM Credit Corp., 4.82%, due
     2/19/99.......................     4.819        135,000       135,000
    Texaco, Inc., 4.83%, due
     2/10/99.......................     4.834        195,000       195,000
                                                               -----------
  Total Commercial Paper...........                                955,000
  UNITED STATES GOVERNMENT AGENCIES (76.07%)
    Federal Farm Credit Bank, due
     2/12/99.......................     4.865        140,000       139,758
    Federal Home Loan Bank, due
     2/17/99.......................     4.741        475,000       473,892
    Federal Home Loan Bank, due
     2/24/99.......................     4.793        145,000       144,526
    Federal Home Loan Mortgage
     Corp., due 2/2/99.............     4.781        250,000       249,902
    Federal Home Loan Mortgage
     Corp., due 2/3/99.............     5.146        105,000       104,941
    Federal Home Loan Mortgage
     Corp., due 2/8/99.............     4.803        225,000       224,734
    Federal Home Loan Mortgage
     Corp., due 2/9/99.............     4.870        255,000       254,660
    Federal Home Loan Mortgage
     Corp., due 2/11/99............     4.849        260,000       259,586
    Federal Home Loan Mortgage
     Corp., due 2/16/99............     4.859        200,000       199,548
    Federal Home Loan Mortgage
     Corp., due 2/25/99............     4.772        195,000       194,339
    Federal Home Loan Mortgage
     Corp., due 2/26/99............     4.794        180,000       179,364
    Federal Home Loan Mortgage
     Corp., due 3/4/99.............     4.795        210,000       209,094
    Federal National Mortgage
     Assoc., due 2/5/99............     5.112        150,000       149,874
    Federal National Mortgage
     Assoc., due 2/18/99...........     4.870        215,000       214,456
                                                               -----------
  Total United States Government
   Agencies........................                              2,998,674
                                                               -----------
Total Short-Term Investments.......                              3,953,674
OTHER ASSETS LESS LIABILITIES (-0.29%)
-------------------------------------------
  Cash, receivables, prepaid
   expense and other assets, less
   liabilities.....................                                (11,516)
                                                               -----------
Total Net Assets (100.00%).........                            $ 3,942,158
                                                               -----------
                                                               -----------

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
JANUARY 31, 1999
(UNAUDITED)

                                            SHARES
                                             HELD         VALUE
                                          ----------    ----------
COMMON STOCKS (88.38%)
---------------------------
  CHEMICALS AND ALLIED PRODUCTS (14.51%)
  Bristol-Myers Squibb Co...............      11,298    $1,448,262
  DuPont (E.I.) de Nemours & Co.........      15,301       783,220
  Johnson & Johnson.....................      15,323     1,302,455
  Lilly & Company.......................       4,010       375,687
  Merck & Co., Inc......................       9,692     1,422,301
  Pfizer, Inc...........................       3,089       397,323
  Procter & Gamble Co...................      13,489     1,225,813
  Union Carbide Corp....................      17,086       675,965
                                                        ----------
                                                         7,631,026
  COMMUNICATIONS (7.10%)
  AT & T Corp...........................      13,238     1,201,348
  Bell Atlantic Corp....................      18,765     1,125,900
  CBS Corp..............................      27,073       920,482
  MCI Worldcom, Inc.....................       6,108(1)    487,113
                                                        ----------
                                                         3,734,843
  COMPUTER PROGRAMMING & SOFTWARE (1.03%)
  Microsoft Corp........................       3,087(1)    540,225
  DEPOSITORY INSTITUTIONS (2.13%)
  Bank America Corp.....................       5,623       376,038
  J. P. Morgan & Co., Inc...............       7,043       743,036
                                                        ----------
                                                         1,119,074
  EATING AND DRINKING PLACES (2.45%)
  McDonald's Corp.......................      16,315     1,285,826
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (7.92%)
  Cisco Systems, Inc....................       5,020(1)    560,044
  General Electric Co...................      15,115     1,585,186
  Intel Corporation.....................       3,145       443,248
  Lucent Technologies, Inc..............      12,146     1,367,184
  Raytheon Company......................       3,704       206,498
                                                        ----------
                                                         4,162,160
  FOOD AND KINDRED PRODUCTS (5.79%)
  Coca-Cola Co. (The)...................      17,908     1,171,855
  PepsiCo, Inc..........................      23,149       904,258
  Philip Morris Companies, Inc..........      20,642       970,174
                                                        ----------
                                                         3,046,287

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                            SHARES
                                             HELD         VALUE
                                          ----------    ----------
  GENERAL MERCHANDISE STORES (4.54%)
  Sears, Roebuck & Co...................      13,457    $  539,962
  Wal-Mart Stores, Inc..................      21,490     1,848,140
                                                        ----------
                                                         2,388,102
  INDUSTRIAL MACHINERY AND EQUIPMENT (5.56%)
  Caterpillar, Inc......................      20,293       878,940
  Hewlett-Packard Co....................       5,053       396,029
  International Business Machines
   Corp.................................       9,001     1,649,433
                                                        ----------
                                                         2,924,402
  INSTRUMENTS AND RELATED PRODUCTS (1.26%)
  Eastman Kodak Co......................      10,181       665,583
  INSURANCE CARRIERS (4.56%)
  Allstate Corp.........................      20,903       785,169
  American International Group, Inc.....      15,696     1,615,707
                                                        ----------
                                                         2,400,876
  MOTION PICTURES (1.89%)
  Disney (Walt) Co......................      30,120       993,960
  NONDEPOSITORY INSTITUTIONS (.81%)
  Citigroup, Inc........................       7,569       424,337
  PAPER AND ALLIED PRODUCTS (2.48%)
  International Paper Co................      15,452       611,320
  Minnesota Mining & Manufacturing
   Co...................................       8,898       690,707
                                                        ----------
                                                         1,302,027
  PETROLEUM AND COAL PRODUCTS (8.82%)
  BP Amoco Corp.........................      11,462       929,855
  Chevron Corp..........................      10,465       782,259
  Exxon Corp............................      13,965       983,659
  Mobil Corp............................      11,406     1,000,164
  Royal Dutch Petroleum Co..............       6,917       277,112
  Texaco, Inc...........................      13,979       662,255
                                                        ----------
                                                         4,635,304
  PRIMARY METAL INDUSTRIES (1.77%)
  Aluminum Company of America...........      11,147       932,168
  RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS (1.47%)
  Goodyear Tire & Rubber Co.............      15,766       772,534

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                            SHARES
                                             HELD         VALUE
                                          ----------    ----------
  SECURITY AND COMMODITY BROKERS (4.75%)
  American Express Co...................      11,620    $1,195,408
  Morgan Stanley, Dean Witter, Discover
   & Co.................................      14,974     1,299,930
                                                        ----------
                                                         2,495,338
  TRANSPORTATION EQUIPMENT (9.54%)
  Allied-Signal, Inc....................      26,215     1,022,385
  Boeing Co. (The)......................      15,860       548,161
  Ford Motor Co.........................      17,862     1,097,397
  General Motors Corp...................      10,969       984,468
  United Technologies Corp..............      11,423     1,364,335
                                                        ----------
                                                         5,016,746
                                                        ----------
Total Common Stocks.....................                46,470,818

                                          PRINCIPAL
                                            AMOUNT
                                          ----------
SHORT-TERM INVESTMENTS (11.59%)
------------------------------------
  UNITED STATES GOVERNMENT AGENCIES (9.49%)
  Federal Home Loan Mortgage Corp., due
   2/02/99..............................  $2,180,000     2,179,146
  Federal Home Loan Mortgage Corp., due
   2/08/99..............................   1,435,000     1,433,302
  Federal Home Loan Mortgage Corp., due
   2/12/99..............................   1,380,000     1,377,685
                                                        ----------
                                                         4,990,133

                                            SHARES
                                             HELD
                                          ----------
  MONEY MARKET MUTUAL FUND (2.10%)
  Provident Treasury Cash Management....   1,102,352     1,102,352
                                                        ----------
Total Short-Term Investments............                 6,092,485
                                                        ----------
Total Investments (99.97%)..............                52,563,303
OTHER ASSETS LESS LIABILITIES (0.03%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                    16,558
                                                        ----------
Total Net Assets (100.00%)..............                $52,579,861
                                                        ----------
                                                        ----------

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1999
(UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    EquiTrust Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, High Yield Bond, Managed, Money Market and Blue Chip Portfolios). Prior to May 1, 1998, the Fund was named FBL Series Fund, Inc.

    On December 1, 1997, the initial purchases of Institutional shares ("Class I") of the Fund were made by Farm Bureau Life Insurance Company. Prior to the initial Class I share purchases, the Fund issued only one class of shares. These shares, known as Traditional shares ("Class A"), also continue to be offered after December 1, 1997.

    Class I shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates;
(b) investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Investment, the Fund's distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Investment. Share certificates are not available for Class I or Class A shares.

    Class A shares are subject to a declining contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase. Class I shares are not subject to a CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio except that Class A shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

    The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative fees are only charged

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) against Class A shares. Other class-specific expenses charged to each class during the period ended January 31, 1999, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                  TRANSFER AND
                                    DIVIDEND
                                DISBURSING AGENT
                                      FEES           REGISTRATION FEES
                                -----------------   -------------------
PORTFOLIO                       CLASS A  CLASS I    CLASS A    CLASS I
------------------------------  -------  --------   --------   --------
Value Growth..................  $87,999   $ 9,034   $ 10,950    $ 3,178
High Grade Bond...............   13,723     3,893      3,904      2,906
High Yield Bond...............   16,537     2,842      4,228      2,941
Managed.......................   82,891     7,411      7,346      3,049
Money Market..................    4,335     4,610      2,786      2,591
Blue Chip.....................   56,754     9,069      8,969      3,144

    All portfolios, other than the Money Market Portfolio, value their common and preferred stocks, corporate bonds, United States Treasury obligations and mortgage-backed and asset-backed securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments (including repurchase agreements) are valued at market value, except that obligations maturing in 60 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

    The Money Market Portfolio values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

    The value of the underlying securities serving to collateralize repurchase agreements is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the applicable portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. If a seller of a repurchase agreement were to default, the affected portfolio might experience losses in enforcing its rights. To minimize this risk, EquiTrust Investment, the investment manager, (under the supervision of the Board of Directors) will monitor the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before a portfolio may enter into the repurchase agreement.

    The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

    Dividends and distributions to shareholders are recorded on the record date.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

    At January 31, 1999, the High Grade Bond, Managed, Blue Chip, and Value Growth Portfolios had net capital loss carryforwards of $13,000, $5,983,000, $203,000, and $34,396,000, respectively, which will expire in 2007.

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows:
(1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio -- 0.50%; High Grade Bond Portfolio -- 0.40%; High Yield Bond Portfolio -- 0.55%; Managed Portfolio -- 0.60%; Money Market Portfolio -- 0.25%; and Blue Chip Portfolio -- 0.25%; (2) distribution fees, which are computed at an annual rate of 0.50% of the average daily net asset value attributable to Class A shares of each portfolio and, in part, are subsequently remitted by EquiTrust Investment to retail dealers including EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate who serves as principal dealer; (3) administrative service fees, which are computed at an annual rate of 0.25% of the average daily net asset value attributable to Class A shares of each portfolio; (4) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.00 to $9.00; and (5) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000. EquiTrust Investment voluntarily waived the minimum fee associated with the shareholder service, transfer and dividend disbursing agent fees for both classes of shares, effective December 1, 1997 through December 31, 1999. There can be no assurance that the Advisor will continue to waive this expense beyond December 31, 1999.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
    EquiTrust Investment has also agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for "Class A" and "Class I" shares, respectively, based on each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the portfolio for such period.

    Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At January 31, 1999, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund's portfolios as follows:

PORTFOLIO                                  CLASS A   CLASS I
----------------------------------------  ---------  -------
Value Growth............................         --  154,703
High Grade Bond.........................         --   94,967
High Yield Bond.........................     75,129   95,057
Managed.................................         --   70,373
Money Market............................  1,910,602  500,000
Blue Chip...............................         --   27,196

    EquiTrust Investment also owned 100,017 shares of Value Growth Portfolio (Class A) at January 31, 1999.

4.  CAPITAL SHARE TRANSACTIONS

    Net assets as of January 31, 1999 consisted of:

                                                            PORTFOLIO
                           ----------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                  MONEY        BLUE
                              GROWTH        BOND         BOND        MANAGED      MARKET       CHIP
                           ------------  -----------  -----------  -----------  ----------  -----------
Capital Stock
 (5,000,000,000 shares of
 $.001 par value Capital
 Stock authorized).......  $      9,367  $     1,368  $     1,272  $     4,064  $    3,942  $     1,232
Additional paid-in
 capital.................   120,235,133   13,973,295   12,956,209   50,916,882   3,938,216   34,165,789
Accumulated undistributed
 net investment income...        37,543                                131,741                    6,118
Accumulated undistributed
 net realized gain (loss)
 from investment
 transactions............   (34,357,172)     (13,086)       3,189   (5,983,259)                (203,224)
Net unrealized
 appreciation
 (depreciation) of
 investments.............    (4,154,134)     434,201       66,917   (3,021,213)              18,609,946
                           ------------  -----------  -----------  -----------  ----------  -----------
Net Assets...............  $ 81,770,737  $14,395,778  $13,027,587  $42,048,215  $3,942,158  $52,579,861
                           ------------  -----------  -----------  -----------  ----------  -----------
                           ------------  -----------  -----------  -----------  ----------  -----------

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)
    Transactions in Capital Stock for each portfolio were as follows:

PERIOD ENDED JANUARY 31, 1999:

                                                           PORTFOLIO
                           --------------------------------------------------------------------------
                              VALUE     HIGH GRADE  HIGH YIELD                  MONEY        BLUE
                             GROWTH        BOND        BOND        MANAGED      MARKET       CHIP
                           -----------  ----------  -----------  -----------  ----------  -----------
Shares sold:
  Class A................      529,194    191,017       146,738      236,996   1,534,814      165,287
  Class I................       63,137     10,217        10,526       30,357     141,615       20,476
Shares issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................      572,925     24,834        27,265      233,110      16,550        8,448
  Class I................       24,508      1,099         1,670       12,284       2,539          797
Shares redeemed:
  Class A................     (627,736)   (76,380 )     (98,012)    (256,455)   (844,783)     (99,294)
  Class I................      (21,858)    (2,101 )      (3,212)     (10,091)   (109,585)      (3,873)
                           -----------  ----------  -----------  -----------  ----------  -----------
Net Increase.............      540,170    148,686        84,975      246,201     741,150       91,841
                           -----------  ----------  -----------  -----------  ----------  -----------
                           -----------  ----------  -----------  -----------  ----------  -----------
Value of shares sold:
  Class A................  $ 5,233,418  $2,025,527  $ 1,521,833  $ 2,650,144  $1,534,814  $ 6,647,576
  Class I................      542,047    110,240       101,292      339,452     141,615      808,971
Value issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................    5,072,962    263,852       281,712    2,455,623      16,550      355,750
  Class I................      217,816     11,684        17,240      129,394       2,539       33,609
Value redeemed:
  Class A................   (6,092,355)  (812,228 )  (1,011,092)  (2,856,359)   (844,783)  (4,005,938)
  Class I................     (213,718)   (24,875 )     (32,971)    (113,900)   (109,585)    (154,826)
                           -----------  ----------  -----------  -----------  ----------  -----------
Net Increase.............  $ 4,760,170  $1,574,200  $   878,014  $ 2,604,354  $  741,150  $ 3,685,142
                           -----------  ----------  -----------  -----------  ----------  -----------
                           -----------  ----------  -----------  -----------  ----------  -----------

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)
YEAR ENDED JULY 31, 1998, EXCEPT AS NOTED:

                                                            PORTFOLIO
                           ---------------------------------------------------------------------------
                              VALUE      HIGH GRADE   HIGH YIELD                  MONEY       BLUE
                              GROWTH        BOND         BOND        MANAGED     MARKET       CHIP
                           ------------  -----------  -----------  -----------  ---------  -----------
Shares sold:
  Class A................       923,923     202,173       254,193      780,549    907,070      364,035
  Class I *..............       472,840     131,383       141,498      237,341    738,716       93,877
Shares issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................     1,289,518      42,416        46,304      301,506     21,307        4,356
  Class I *..............           309       1,053         1,438        2,683      2,350           --
Shares redeemed:
  Class A................    (1,055,225)   (131,700 )    (126,422)    (410,544)  (820,239)    (119,265)
  Class I *..............       (32,351)     (2,180 )      (4,117)     (12,252)  (113,912)      (6,562)
                           ------------  -----------  -----------  -----------  ---------  -----------
Net Increase.............     1,599,014     243,145       312,894      899,283    735,292      336,441
                           ------------  -----------  -----------  -----------  ---------  -----------
                           ------------  -----------  -----------  -----------  ---------  -----------
Value of shares sold:
  Class A................  $ 13,236,345  $2,131,708   $ 2,667,819  $10,655,935  $ 907,070  $14,203,276
  Class I *..............     6,710,307   1,387,293     1,489,392    3,192,435    738,716    3,521,895
Value issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................    17,330,978     436,835       485,942    3,997,003     21,307      158,461
  Class I *..............         4,149      11,348        15,093       40,897      2,350           --
Value redeemed:
  Class A................   (14,624,572) (1,379,042 )  (1,329,561)  (5,497,121)  (820,239)  (4,519,381)
  Class I *..............      (435,395)    (22,953 )     (43,229)    (168,016)  (113,912)    (265,758)
                           ------------  -----------  -----------  -----------  ---------  -----------
Net Increase.............  $ 22,221,812  $2,565,189   $ 3,285,456  $12,221,133  $ 735,292  $13,098,493
                           ------------  -----------  -----------  -----------  ---------  -----------
                           ------------  -----------  -----------  -----------  ---------  -----------

 *   Period from December 1, 1997 (date operations commenced) through July 31,
     1998.

5.  INVESTMENT TRANSACTIONS

    For the six months ended January 31, 1999, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

PORTFOLIO                                  PURCHASES       SALES
----------------------------------------  ------------  -----------
Value Growth............................  $103,047,996  $71,736,401
High Grade Bond.........................     4,792,216    2,377,270
High Yield Bond.........................     4,239,976    3,484,844
Managed.................................    17,898,517   14,126,664
Blue Chip...............................     4,601,539    4,622,538

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INVESTMENT TRANSACTIONS (CONTINUED)
    At January 31, 1999, net unrealized appreciation (depreciation) of investments by portfolio was composed of the following:

                                           GROSS UNREALIZED                 NET UNREALIZED
                                     -----------------------------   APPRECIATION (DEPRECIATION)
PORTFOLIO                            APPRECIATION    DEPRECIATION           OF INVESTMENTS
-----------------------------------  -------------   -------------   ----------------------------
Value Growth.......................   $  2,371,597     $ 6,525,731            $(4,154,134)
High Grade Bond....................        491,131          56,930                434,201
High Yield Bond....................        429,161         362,244                 66,917
Managed............................        836,325       3,857,538             (3,021,213)
Blue Chip..........................     18,738,398         128,452             18,609,946

6.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

ORDINARY INCOME:

                              HIGH GRADE        HIGH YIELD          MONEY
                                 BOND              BOND             MARKET
                           ----------------  ----------------  ----------------
PAYABLE DATE               CLASS A  CLASS I  CLASS A  CLASS I  CLASS A  CLASS I
-------------------------  -------  -------  -------  -------  -------  -------
August 31, 1998..........  $0.0457  $0.0483  $0.0469  $0.0508  $0.0030  $0.0034
September 30, 1998.......   0.0524   0.0550   0.0522   0.0565   0.0029   0.0033
October 30, 1998.........   0.0427   0.0450   0.0493   0.0535   0.0028   0.0032
November 30, 1998........   0.0496   0.0517   0.0477   0.0520   0.0026   0.0030
December 31, 1998........   0.0433   0.0453   0.0522   0.0565   0.0026   0.0030
January 29, 1999.........   0.0439   0.0457   0.0460   0.0501   0.0024   0.0028
                           -------  -------  -------  -------  -------  -------
Total Dividends Per
 Share...................  $0.2776  $0.2910  $0.2943  $0.3194  $0.0163  $0.0187
                           -------  -------  -------  -------  -------  -------
                           -------  -------  -------  -------  -------  -------

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)
    In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the period ended January 31, 1999, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                                   DIVIDEND AMOUNT
                                                                      PER SHARE
                           DECLARATION    RECORD      PAYABLE    -------------------
PORTFOLIO                     DATE         DATE        DATE      CLASS A    CLASS I
-------------------------  -----------   ---------   ---------   --------   --------
Value Growth.............    12/30/98     12/30/98    12/30/98   $ 0.1080   $ 0.1520
Managed..................    10/30/98     10/30/98    10/30/98     0.1275     0.1142
Managed..................    12/30/98     12/30/98    12/30/98     0.0810     0.1000
Blue Chip................    12/30/98     12/30/98    12/30/98     0.1600     0.2940

CAPITAL GAINS DISTRIBUTIONS:

                                                                         DIVIDEND
                                                                          AMOUNT
                                DECLARATION    RECORD      PAYABLE       PER SHARE
PORTFOLIO                          DATE         DATE        DATE      (BOTH CLASSES)
------------------------------  -----------   ---------   ---------   ---------------
Value Growth..................    12/30/98     12/30/98    12/30/98       $0.0180
Value Growth..................    01/29/99     01/29/99    01/29/99        0.4911
High Grade Bond...............    12/30/98     12/30/98    12/30/98        0.0615
High Yield Bond...............    12/30/98     12/30/98    12/30/98        0.0974
Blue Chip.....................    12/30/98     12/30/98    12/30/98        0.1695
Managed.......................    01/29/99     01/29/99    01/29/99        0.5127

    The capital gains distributions related to the High Yield Bond and Blue Chip Portfolios include net short-term realized gains of $105,233 ($0.0965 per A share), $13,925 ($0.0965 per I share) and $42,162 ($0.0385 per A share), $3,839
($0.0385 per I share), respectively.

7.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other Funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Funds' cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments.

                 (This page has been left blank intentionally.)

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
PERIOD ENDED JANUARY 31, 1999 (UNAUDITED) AND
YEARS ENDED JULY 31, 1998, 1997, 1996, 1995 AND 1994

                                                        INCOME FROM INVESTMENT OPERATIONS
                                                      --------------------------------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET                 UNREALIZED      TOTAL
                                          VALUE AT       NET           GAIN          FROM
                                          BEGINNING   INVESTMENT    (LOSS) ON     INVESTMENT
                                          OF PERIOD     INCOME     INVESTMENTS    OPERATIONS
                                          ---------   ----------   ------------   ----------
VALUE GROWTH PORTFOLIO
  Class A:
    1999................................  $ 11.07     $  0.07      $   (1.79)     $  (1.72)
    1998................................    15.63        0.13          (2.26)        (2.13)
    1997................................    14.68        0.18           2.89          3.07
    1996................................    13.04        0.27           2.10          2.37
    1995................................    13.07        0.43           0.65          1.08
    1994................................    15.13        0.60          (0.49)         0.11
  Class I:
    1999................................  $ 11.08     $  0.15      $   (1.84)     $  (1.69)
    1998................................    16.16        0.19          (2.83)        (2.64)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1999................................  $ 10.57     $  0.28      $    0.01      $   0.29
    1998................................    10.50        0.60           0.07          0.67
    1997................................    10.16        0.60           0.34          0.94
    1996................................    10.26        0.64          (0.10)         0.54
    1995................................    10.13        0.63           0.16          0.79
    1994................................    10.69        0.64          (0.40)         0.24
  Class I:
    1999................................  $ 10.57     $  0.29      $    0.02      $   0.31
    1998................................    10.53        0.42           0.04          0.46
HIGH YIELD BOND PORTFOLIO
  Class A:
    1999................................  $ 10.48     $  0.29      $   (0.14)     $   0.15
    1998................................    10.48        0.65           0.07          0.72
    1997................................     9.99        0.70           0.61          1.31
    1996................................    10.03        0.75          (0.01)         0.74
    1995................................    10.00        0.78           0.13          0.91
    1994................................    10.76        0.81          (0.60)         0.21
  Class I:
    1999................................  $ 10.47     $  0.32      $   (0.13)     $   0.19
    1998................................    10.52        0.45           0.02          0.47


                                                                LESS DISTRIBUTIONS
                                          ---------------------------------------------------------------
                                          DIVIDENDS
                                           FROM NET    DISTRIBUTIONS     DISTRIBUTIONS
                                          INVESTMENT   FROM CAPITAL       IN EXCESS OF          TOTAL
                                            INCOME         GAINS       NET REALIZED GAINS   DISTRIBUTIONS
                                          ----------   -------------   ------------------   -------------
VALUE GROWTH PORTFOLIO
  Class A:
    1999................................  $  (0.11)    $      --       $      (0.51)        $   (0.62)
    1998................................     (0.17)        (2.26)                --             (2.43)
    1997................................     (0.18)        (1.94)                --             (2.12)
    1996................................     (0.46)        (0.27)                --             (0.73)
    1995................................     (0.39)        (0.72)                --             (1.11)
    1994................................     (0.60)        (1.57)                --             (2.17)
  Class I:
    1999................................  $  (0.15)    $      --       $      (0.51)        $   (0.66)
    1998................................     (0.18)        (2.26)                --             (2.44)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1999................................  $  (0.28)    $   (0.06)      $         --         $   (0.34)
    1998................................     (0.60)           --                 --             (0.60)
    1997................................     (0.60)           --                 --             (0.60)
    1996................................     (0.64)           --                 --             (0.64)
    1995................................     (0.63)           --              (0.03)            (0.66)
    1994................................     (0.64)        (0.16)                --             (0.80)
  Class I:
    1999................................  $  (0.29)    $   (0.06)      $         --         $   (0.35)
    1998................................     (0.42)           --                 --             (0.42)
HIGH YIELD BOND PORTFOLIO
  Class A:
    1999................................  $  (0.29)    $   (0.10)      $         --         $   (0.39)
    1998................................     (0.65)        (0.07)                --             (0.72)
    1997................................     (0.70)        (0.12)                --             (0.82)
    1996................................     (0.75)        (0.03)                --             (0.78)
    1995................................     (0.78)        (0.09)             (0.01)            (0.88)
    1994................................     (0.81)        (0.16)                --             (0.97)
  Class I:
    1999................................  $  (0.32)    $   (0.10)      $         --         $   (0.42)
    1998................................     (0.45)        (0.07)                --             (0.52)

                                                                          TOTAL
                                                                        INVESTMENT
                                                           NET ASSET   RETURN BASED
                                             CAPITAL       VALUE AT         ON
                                           CONTRIBUTION     END OF      NET ASSET
                                          FROM AFFILIATE    PERIOD      VALUE (1)
                                          --------------   ---------   ------------
VALUE GROWTH PORTFOLIO
  Class A:
    1999................................  $      --        $  8.73         (31.27)%(4)
    1998................................         --          11.07         (16.37)%
    1997................................         --          15.63          21.83%
    1996................................         --          14.68          18.41%
    1995................................         --          13.04           9.36%
    1994................................         --          13.07           0.34%
  Class I:
    1999................................  $      --        $  8.73         (30.63)%(4)
    1998................................         --          11.08         (18.97)%(3)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1999................................  $      --        $ 10.52           5.52%(4)
    1998................................         --          10.57           6.53%
    1997................................         --          10.50           9.56%
    1996................................         --          10.16           5.37%
    1995................................         --          10.26           8.23%
    1994................................         --          10.13           1.77%
  Class I:
    1999................................  $      --        $ 10.53           5.97%(4)
    1998................................         --          10.57           4.40%(3)
HIGH YIELD BOND PORTFOLIO
  Class A:
    1999................................  $      --        $ 10.24           2.97%(4)
    1998................................         --          10.48           7.10%
    1997................................         --          10.48          13.29%
    1996................................         --           9.99           7.67%
    1995................................         --          10.03           9.71%
    1994................................         --          10.00           1.88%
  Class I:
    1999................................  $      --        $ 10.24           3.65%(4)
    1998................................         --          10.47           4.62%(3)

                                                                    RATIOS/SUPPLEMENTAL DATA
                                          ----------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                           RATIO OF TOTAL    RATIO OF NET      INVESTMENT
                                          NET ASSETS AT     EXPENSES TO      EXPENSES TO       INCOME TO      PORTFOLIO
                                          END OF PERIOD     AVERAGE NET      AVERAGE NET      AVERAGE NET     TURNOVER
                                          (IN THOUSANDS)     ASSETS (4)       ASSETS (4)       ASSETS (4)     RATE (4)
                                          --------------   --------------   --------------   --------------   --------
VALUE GROWTH PORTFOLIO
  Class A:
    1999................................  $   77,350             1.73%            1.73%           1.48%          251%
    1998................................      92,848             1.60%              --            0.87%          217%
    1997................................     112,985             1.65%              --            1.18%           77%
    1996................................      86,534             1.62%              --            1.87%           92%
    1995................................      70,947             1.62%              --            3.43%           85%
    1994................................      64,315             1.60%              --            4.05%           93%
  Class I:
    1999................................  $    4,421             1.10%            1.10%           2.12%          251%
    1998................................       4,885             0.73%(3)           --            0.64%(3)       217%(3)
HIGH GRADE BOND PORTFOLIO
  Class A:
    1999................................  $   12,928             1.75%            1.74%           5.25%           42%
    1998................................      11,510             1.71%              --            5.67%           38%
    1997................................      10,250             1.82%              --            5.85%           30%
    1996................................       9,122             1.85%              --            6.19%           34%
    1995................................       8,345             1.99%              --            6.29%           18%
    1994................................       7,596             1.90%              --            6.12%           42%
  Class I:
    1999................................  $    1,468             1.50%            1.48%           5.48%           42%
    1998................................       1,376             0.95%(3)           --            3.89%(3)        38%(3)
HIGH YIELD BOND PORTFOLIO
  Class A:
    1999................................  $   11,514             2.00%            1.98%           5.70%           42%
    1998................................      10,982             1.97%              --            6.17%           30%
    1997................................       9,156             2.00%              --            6.82%           45%
    1996................................       7,349             2.00%              --            7.44%           30%
    1995................................       6,691             2.00%              --            7.83%           23%
    1994................................       6,425             2.00%              --            7.68%           26%
  Class I:
    1999................................  $    1,513             1.50%            1.48%           6.18%           42%
    1998................................       1,454             1.05%(3)           --            4.26%(3)        30%(3)

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
PERIOD ENDED JANUARY 31, 1999 (UNAUDITED) AND
YEARS ENDED JULY 31, 1998, 1997, 1996, 1995 AND 1994

                                                           INCOME FROM INVESTMENT OPERATIONS
                                              ------------------------------------------------------------
                                                                   NET REALIZED AND
                           NET ASSET VALUE                          UNREALIZED GAIN           TOTAL
                           AT BEGINNING OF     NET INVESTMENT          (LOSS) ON         FROM INVESTMENT
                                PERIOD             INCOME             INVESTMENTS           OPERATIONS
                           ----------------   -----------------   -------------------   ------------------
MANAGED PORTFOLIO
  Class A:
    1999.................           $12.15              $ 0.24               $ (1.32)             $ (1.08)
    1998.................            14.05                0.44                 (1.00)               (0.56)
    1997.................            13.33                0.48                  1.91                 2.39
    1996.................            11.85                0.46                  1.54                 2.00
    1995.................            11.62                0.56                  0.47                 1.03
    1994.................            12.51                0.55                 (0.62)               (0.07)
  Class I:
    1999.................           $12.13              $ 0.25               $ (1.30)             $ (1.05)
    1998.................            14.21                0.34                 (1.16)               (0.82)
MONEY MARKET PORTFOLIO
  Class A:
    1999.................           $ 1.00              $ 0.02               $    --              $  0.02
    1998.................             1.00                0.04                    --                 0.04
    1997.................             1.00                0.03                    --                 0.03
    1996.................             1.00                0.04                    --                 0.04
    1995.................             1.00                0.04                    --                 0.04
    1994.................             1.00                0.02                    --                 0.02
  Class I:
    1999.................           $ 1.00              $ 0.02               $    --              $  0.02
    1998.................             1.00                0.02                    --                 0.02
BLUE CHIP PORTFOLIO
  Class A:
    1999.................           $41.27              $ 0.09               $  1.67              $  1.76
    1998.................            37.20                0.18                  4.08                 4.26
    1997.................            26.26                0.16                 11.22                11.38
    1996.................            22.85                0.17                  3.43                 3.60
    1995.................            18.75                0.19                  4.05                 4.24
    1994.................            17.69                0.14                  1.06                 1.20
  Class I:
    1999.................           $41.37                0.21                  1.65                 1.86
    1998.................            36.77                0.29                  4.51                 4.80

                                                               LESS DISTRIBUTIONS
                           ------------------------------------------------------------------------------------------

                                                                            DISTRIBUTIONS
                           DIVIDENDS FROM NET    DISTRIBUTIONS FROM         IN EXCESS OF
                           INVESTMENT INCOME        CAPITAL GAINS        NET REALIZED GAINS      TOTAL DISTRIBUTIONS

                           ------------------   ---------------------   ---------------------   ---------------------

MANAGED PORTFOLIO
  Class A:
    1999.................            $ (0.21)                $    --                 $ (0.51)                $ (0.72)

    1998.................              (0.44)                  (0.90)                     --                   (1.34)

    1997.................              (0.46)                  (1.21)                     --                   (1.67)

    1996.................              (0.45)                  (0.10)                     --                   (0.55)

    1995.................              (0.56)                  (0.14)                  (0.10)                  (0.80)

    1994.................              (0.50)                  (0.32)                     --                   (0.82)

  Class I:
    1999.................            $ (0.21)                $    --                 $ (0.51)                $ (0.73)

    1998.................              (0.36)                  (0.90)                     --                   (1.26)

MONEY MARKET PORTFOLIO
  Class A:
    1999.................            $ (0.02)                $    --                 $    --                 $ (0.02)

    1998.................              (0.04)                     --                      --                   (0.04)

    1997.................              (0.03)                     --                      --                   (0.03)

    1996.................              (0.04)                     --                      --                   (0.04)

    1995.................              (0.04)                     --                      --                   (0.04)

    1994.................              (0.02)                     --                      --                   (0.02)

  Class I:
    1999.................            $ (0.02)                $    --                 $    --                 $ (0.02)

    1998.................              (0.02)                     --                      --                   (0.02)

BLUE CHIP PORTFOLIO
  Class A:
    1999.................            $ (0.16)                $ (0.17)                $    --                 $ (0.33)

    1998.................              (0.16)                  (0.03)                     --                   (0.19)

    1997.................              (0.14)                  (0.30)                     --                   (0.44)

    1996.................              (0.19)                     --                      --                   (0.19)

    1995.................              (0.14)                     --                      --                   (0.14)

    1994.................              (0.14)                     --                      --                   (0.14)

  Class I:
    1999.................            $ (0.29)                $ (0.17)                $    --                 $ (0.46)

    1998.................              (0.17)                  (0.03)                     --                   (0.20)


                                                   NET ASSET VALUE      TOTAL INVESTMENT
                           CAPITAL CONTRIBUTION          AT             RETURN BASED ON
                              FROM AFFILIATE        END OF PERIOD     NET ASSET VALUE (1)
                           --------------------   -----------------   --------------------
MANAGED PORTFOLIO
  Class A:
    1999.................              $    --             $ 10.35                (17.85)%(4)
    1998.................                   --               12.15                 (4.54)%
    1997.................                   --               14.05                 17.88%
    1996.................                 0.03(2)            13.33                 17.30%(2)
    1995.................                   --               11.85                  9.40%
    1994.................                   --               11.62                 (0.61)%
  Class I:
    1999.................              $    --             $ 10.35                (17.44)%(4)
    1998.................                   --               12.13                 (6.31)%(3)
MONEY MARKET PORTFOLIO
  Class A:
    1999.................              $    --             $  1.00                  3.37%(4)
    1998.................                   --                1.00                  3.65%
    1997.................                   --                1.00                  3.51%
    1996.................                   --                1.00                  3.64%
    1995.................                   --                1.00                  3.60%
    1994.................                   --                1.00                  1.47%
  Class I:
    1999.................              $    --             $  1.00                  3.84%(4)
    1998.................                   --                1.00                  2.47%(3)
BLUE CHIP PORTFOLIO
  Class A:
    1999.................              $    --             $ 42.70                  8.56%(4)
    1998.................                   --               41.27                 11.49%
    1997.................                   --               37.20                 43.77%
    1996.................                   --               26.26                 15.83%
    1995.................                   --               22.85                 22.77%
    1994.................                   --               18.75                  6.75%
  Class I:
    1999.................              $    --             $ 42.77                  9.07%(4)
    1998.................                   --               41.37                 13.14%(3)

                                                RATIOS/SUPPLEMENTAL DATA
                             ---------------------------------------------------------------
                                                                      RATIO OF
                                            RATIO OF     RATIO OF       NET
                                             TOTAL         NET        INVESTMENT
                                            EXPENSES     EXPENSES      INCOME
                                               TO           TO           TO
                             NET ASSETS     AVERAGE      AVERAGE      AVERAGE
                             AT END OF        NET          NET          NET        PORTFOLIO
                             PERIOD (IN      ASSETS       ASSETS       ASSETS      TURNOVER
                             THOUSANDS)       (4)          (4)          (4)        RATE (4)
                             ----------     --------     --------     --------     ---------
MANAGED PORTFOLIO
  Class A:
    1999.................    $  39,353         2.00%        2.00%        4.30%           86%
    1998.................       43,602         1.83%          --         3.33%           66%
    1997.................       40,994         1.95%          --         3.48%           74%
    1996.................       27,470         1.91%          --         3.47%           81%
    1995.................       21,105         1.94%          --         4.86%           69%
    1994.................       19,100         1.96%          --         4.42%           29%
  Class I:
    1999.................    $   2,696         1.42%        1.42%        4.85%           86%
    1998.................        2,762         1.03%(3)       --         2.30%(3)        66%(3)
MONEY MARKET PORTFOLIO
  Class A:
    1999.................    $   3,280         2.00%        1.96%        3.44%            0%
    1998.................        2,574         1.95%          --         3.57%            0%
    1997.................        2,466         2.00%          --         3.46%            0%
    1996.................        2,552         2.00%          --         3.58%            0%
    1995.................        2,439         2.00%          --         3.51%            0%
    1994.................        2,627         1.93%          --         1.45%            0%
  Class I:
    1999.................    $     662         1.50%        1.46%        2.99%            0%
    1998.................          627         1.29%(3)       --         2.37%(3)         0%(3)
BLUE CHIP PORTFOLIO
  Class A:
    1999.................    $  48,101         1.49%        1.48%        0.49%           22%
    1998.................       43,418         1.55%          --         0.49%            3%
    1997.................       29,863         1.74%          --         0.49%            0%
    1996.................       14,641         1.79%          --         0.66%            3%
    1995.................        9,657         1.78%          --         0.92%            1%
    1994.................        6,745         1.83%          --         0.75%            1%
  Class I:
    1999.................    $   4,479         1.01%        1.00%        0.95%           22%
    1998.................        3,613         0.76%(3)       --         0.51%(3)         3%(3)

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL HIGHLIGHTS

    (1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

    (2) During the year ended July 31, 1996, EquiTrust Investment voluntarily reimbursed the Managed Portfolio for losses relating to the sale of a restricted security in the amount of $44,982. The transaction was recorded as a realized capital loss and an offsetting capital contribution from an affiliate. The total investment return includes the effect of the capital contribution of $0.02 per share. The return without the capital contribution would have been 17.13%.

    (3) Period from December 1, 1997 (date Class I operations commenced) through July 31, 1998. Ratios presented have not been annualized.

    (4) Computed on an annualized basis, unless otherwise indicated.

    (5) Without the Manager's voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                         PER SHARE      RATIO OF EXPENSES
                                      NET INVESTMENT     TO AVERAGE NET       AMOUNT
                                YEAR      INCOME             ASSETS         REIMBURSED
                                ----  ---------------   -----------------   -----------
HIGH GRADE BOND PORTFOLIO
  Class I                       1999       $0.28               1.67%          $ 1,209

HIGH YIELD BOND PORTFOLIO
  Class A                       1999       $0.29               2.03%          $ 2,073
                                1997        0.69               2.10%            8,681
                                1996        0.73               2.22%           15,361
                                1995        0.75               2.29%           18,810
                                1994        0.79               2.17%           10,754
                                1993        0.82               2.05%            3,147

  Class I                       1999       $0.31               1.63%          $ 1,035

MONEY MARKET PORTFOLIO
  Class A                       1999       $0.02               2.20%          $ 3,231
                                1997        0.03               2.28%            7,255
                                1996        0.03               2.43%           10,718
                                1995        0.03               2.20%            4,948

  Class I                       1999       $0.02               1.75%          $   825

MANAGED PORTFOLIO
  Class A                       1999       $0.24               2.00%          $   639
                                1993        0.53               2.02%            3,497